UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 23, 2017

CAPITAL BANK FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 110 Charlotte, North Carolina, 28210
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (704) 554-5901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously announced, First Horizon National Corporation ("First Horizon") and Capital Bank Financial Corp. ("Capital Bank Financial") entered into an agreement and plan of merger, dated May 3, 2017, between First Horizon, Capital Bank Financial and Firestone Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of First Horizon, pursuant to which and on the terms and subject to the conditions set forth therein, Capital Bank Financial will merge with and into First Horizon, with First Horizon as the surviving corporation in the merger.  The proposed merger is described in the Joint Proxy Statement/Prospectus filed on July 28, 2017 in connection with the merger (the "Joint Proxy Statement/Prospectus").  This Current Report on Form 8-K provides certain additional information regarding the merger.

As previously disclosed in the Joint Proxy Statement/Prospectus, Capital Bank Financial and the individual members of the Capital Bank Financial board of directors have been named as defendants in three substantially similar putative class action lawsuits filed by alleged shareholders of Capital Bank Financial.
These actions are captioned: (1) Bushansky v. Capital Bank Financial Corp., et al., No. 3:17-cv-00422 (W.D. North Carolina filed July 17, 2017); (2) Parshall v. Capital Bank Financial Corp., et al., No. 3:17-cv-00428 (W.D. North Carolina filed July 19, 2017); and (3) Catherine McNamara v. Capital Bank Financial Corp., et al., No. 3:17-cv-00439 (W.D. North Carolina filed July 25, 2017). The Parshall complaint also names First Horizon and Firestone Sub, Inc. as defendants. The three complaints allege, among other things, that the defendants violated Section 14(a) and Section 20(a) of the Securities Exchange Act and Rule 14a-9 promulgated thereunder by not disclosing certain allegedly material facts in the registration statement on Form S-4 filed on June 29, 2017, which renders it false and misleading.  On August 11, 2017, the court ordered the consolidation of the three lawsuits into the lead action captioned In Re: Capital Bank Financial Corp. Stockholder Litigation, No. 3:17-cv-00422.

Capital Bank Financial believes that no further supplemental disclosure is required under applicable law; however, to avoid the burden and expense of further litigation and to avoid the risk that the consolidated action may delay or otherwise adversely affect the consummation of the merger, Capital Bank Financial wishes to voluntarily make the supplemental disclosures related to the proposed merger set forth below.

Supplemental Disclosures

The following materials supplement the statements contained in the Joint Proxy Statement/Prospectus and should be read in conjunction with those statements in their entirety. To the extent the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein, either separately or taken together.  All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure in the seventh paragraph on page 59 of the Joint Proxy Statement/Prospectus under the heading "The Mergers – Background of the Merger" is hereby amended and restated to read:
On April 17, 2017, Sullivan & Cromwell LLP, First Horizon's legal counsel, provided Wachtell Lipton a draft merger agreement, which provided, among other things, that First Horizon would appoint Mr. Taylor and one additional member of the Capital Bank Financial board of directors, to be mutually agreed by Capital Bank Financial and First Horizon prior to Closing, to the board of directors of the combined company following the merger. The parties began to negotiate transaction documentation simultaneously with the ongoing due diligence investigations. Subsequently, on April 23, 2017, Wachtell Lipton provided Sullivan & Cromwell a revised draft merger agreement which, among other things, provided for an election between cash consideration and stock consideration.

The disclosure in the fourth paragraph on page 60 of the Joint Proxy Statement/Prospectus under the heading "The Mergers – Background of the Merger" is hereby amended and restated to read:
    First Horizon had indicated in its initial indication of interest to Capital Bank that First Horizon desired for Mr. Taylor to have a significant role with the combined company. They decided to defer serious discussions regarding Mr. Taylor's employment until the corporate negotiations were substantially complete. On May 1, 2017, Sullivan & Cromwell provided Wachtell Lipton a draft employment agreement between First Horizon and Mr. Taylor providing for the terms of Mr. Taylor's employment by First Horizon following the completion of a transaction. The parties and their respective advisors discussed and negotiated the terms of the draft agreement.

The following disclosure is hereby added immediately prior to the penultimate paragraph on page 72 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor":
The individual multiples and financial benchmarking metrics for the companies in the Capital Bank Financial Regional Peer Group are as set forth below:
Capital Bank Financial Comparable Company Analysis: Regional Peer Group
Financial data as of March 31, 2017 unless otherwise noted
Pricing data as of May 2, 2017
		Balance Sheet			Capital Position				LTM Profitability				Valuation
Company	Ticker	Total Assets ($mm)	Loans/ Deposit (%) (1)	NPAs(2)/ Total Assets (%)(3)	TCE/ TA (%)	Leverage Ratio (%)(4)	Total RBC Ratio (%)(5)	CRE/ Total RBC (%)(6)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2017 Est. EPS (x)(7)	2018 Est. EPS (x)(7)	Current Dividend Yield (%)	Market Value ($mm)
BancorpSouth, Inc.	BXS	14,866	89.7	0.58	9.49	9.95	13.21	212.5	1.02	8.64	3.49	67.7	204	19.3	18.6	15.9	1.6	2,817
Trustmark Corporation	TRMK	13,490	81.4	0.84	8.80	9.86	13.61	178.3	0.86	7.38	3.52	67.0	195	19.9	18.1	16.8	2.8	2,246
Pinnacle Financial Partners, Inc.	PNFP	11,725	93.1	0.39	10.37	10.3	13.70	240.3	1.30	9.51	3.55	53.0	274	21.0	18.9	15.1	0.9	3,174
South State Corporation	SSB	11,150	91.1	0.54	8.85	10.00	13.30	168.5	1.02	7.75	4.12	60.2	277	23.2	21.8	17.4	1.5	2,575
United Community Banks, Inc.	UCBI	10,732	79.6	0.84	8.95	8.60	12.30	204.9	0.99	9.49	3.36	56.4	204	19.1	16.7	14.9	1.3	1,925
Home BancShares, Inc.	HOMB	10,717	105.6	0.87	9.72	10.63	12.97	331.7	1.87	14.06	4.77	36.4	366	19.6	18.7	15.4	1.4	3,656
WesBanco, Inc.	WSBC	9,801	88.3	0.56	8.34	9.97	14.22	211.8	0.97	7.06	3.36	55.8	228	18.6	16.1	14.6	2.6	1,763
FCB Financial Holdings, Inc.	FCB	9,533	90.1	0.50	10.26	10.50	12.80	221.2	1.37	12.14	3.44	43.0	206	17.8	17.6	14.7	0.0	1,999
Renasant Corporation	RNST	8,765	86.2	0.77	9.16	10.39	15.11	231.0	1.09	8.04	4.16	62.1	250	19.5	18.9	15.8	1.7	1,892
Union Bankshares Corporation	UBSH	8,670	99.1	0.53	8.36	9.79	13.29	282.1	0.97	7.96	3.75	62.0	212	18.6	17.7	14.9	2.3	1,489
Simmons First National Corporation	SFNC	8,627	85.1	1.48	9.35	10.94	14.40	192.9	1.19	8.44	4.08	58.1	218	17.5	16.2	12.9	1.9	1,679
TowneBank	TOWN	8,175	95.5	0.76	10.01	10.49	12.62	299.6	1.00	7.44	3.47	64.1	251	27.1	19.5	16.2	1.6	1,980

	High	14,866	105.6	1.48	10.37	10.94	15.11	331.7	1.87	14.06	4.77	67.7	366	27.1	21.8	17.4	2.8	3,656
	Low	8,175	79.6	0.39	8.34	8.60	12.30	168.5	0.86	7.06	3.36	36.4	195	17.5	16.1	12.9	0.0	1,489
	Mean	10,521	90.4	0.72	9.31	10.12	13.46	231.2	1.14	8.99	3.76	57.2	240	20.1	18.2	15.4	1.6	2,266
	Median	10,259	89.9	0.67	9.26	10.15	13.30	216.8	1.02	8.24	3.53	59.2	223	19.4	18.4	15.2	1.6	1,990

(1)	Financial data as of December 31, 2016 for South State Corporation and Home BancShares, Inc.
(2)	Nonperforming assets defined as nonaccrual and renegotiated loans and leases, and real estate owned
(3)	Financial data as of December 31, 2016 for Trustmark Corporation, South State Corporation, Home BancShares, Inc., FCB Financial Holdings, Inc., Renasant Corporation, and Simmons First National Corporation
(4)	Financial data as of December 31, 2016 for Home BancShares, Inc.
(5)	Financial data as of December 31, 2016 for Home BancShares, Inc.
(6)	CRE defined as total non-owner-occupied CRE loans (including construction, land and development loans), as defined in the 2006 Federal Reserve guidance; most recent regulatory data available used
(7)	Multiples based on publicly available mean analyst earnings per share estimates

The following disclosure is hereby added immediately prior to the last paragraph on page 73 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor":
The individual multiples and financial benchmarking metrics for the companies in the Capital Bank Financial Capitalization Peer Group are as set forth below:
Capital Bank Financial Comparable Company Analysis:  Capitalization Peer Group
Financial data as of March 31, 2017 unless otherwise noted
Pricing data as of May 2, 2017
		Balance Sheet			Capital Position				LTM Profitability				Valuation
													Price/
Company	Ticker	Total Assets ($mm)	Loans Deposits (%) (2)	NPAs(3)/ Total Assets (%)(4)	TCE/ TAA (%)	Leverage Ratio (%)(5)	Total RBC Ratio (%)(6)	CRE/ Total RBC (%)(7)	ROAA (%)	ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2017 Est. EPS (x)(8)	2018 Est. EPS (x)(8)	Current Dividend Yield (%)	Market Value ($mm)
Washington Federal, Inc.	WAFD	14,961	99.6	2.14	11.72	11.71	19.19	162.6	1.15	8.59	3.06	48.1	174	17.7	17.8	16.4	1.8	2,966
Cathay General Bancorp	CATY	14,224	98.0	1.08	10.71	11.77	15.14	286.2	1.31	9.89	3.39	49.1	206	17.2	15.8	14.6	2.2	3,056
Hope Bancorp, Inc.	HOPE	13,466	98.6	0.84	10.75	11.75	13.83	349.0	1.09	8.09	3.74	47.3	180	17.2	14.4	12.7	2.6	2,512
Central Bancompany, Inc. (1)	CBCYB	12,694	81.8	0.77	11.43	12.17	16.87	155.6	1.16	8.63	3.30	58.4	131	13.1	NA	NA	0.9	1,859
Hilltop Holdings Inc.	HTH	12,338	82.1	0.29	13.21	13.98	20.12	141.1	1.19	7.98	3.70	82.7	172	18.8	17.2	14.4	0.9	2,738
International Bancshares Corporation (1)	IBOC	11,804	69.1	0.76	12.52	13.91	19.47	184.8	1.13	7.82	3.34	55.5	169	18.2	NA	NA	1.8	2,433
Pinnacle Financial Partners, Inc.	PNFP	11,725	93.1	0.39	10.37	10.30	13.70	240.3	1.30	9.51	3.55	53.0	274	21.0	18.9	15.1	0.9	3,174
Banner Corporation	BANR	10,068	88.1	0.37	10.72	11.79	13.85	278.2	0.92	6.86	4.22	66.8	175	20.4	18.7	16.8	1.8	1,841
Glacier Bancorp, Inc.	GBCI	9,554	78.6	1.12	10.39	11.90	16.38	154.3	1.34	10.93	4.02	54.4	266	20.9	19.1	17.0	2.5	2,646
FCB Financial Holdings, Inc.	FCB	9,533	90.1	0.50	10.26	10.50	12.80	221.2	1.37	12.14	3.44	43.0	206	17.8	17.6	14.7	0.0	1,999
Capitol Federal Financial, Inc.	CFFN	9,246	136.7	0.60	14.95	12.14	31.40	15.5	0.74	5.99	1.75	42.4	145	23.4	22.9	21.5	2.3	2,001
CVB Financial Corp.	CVBF	8,559	67.5	0.40	10.90	11.49	18.19	213.9	1.31	10.59	3.45	43.3	257	22.2	20.1	18.7	2.2	2,366
TowneBank	TOWN	8,175	95.5	0.76	10.01	10.49	12.62	299.6	1.00	7.44	3.47	64.1	251	27.1	19.5	16.2	1.6	1,980
Eagle Bancorp, Inc.	EGBN	7,090	100.6	0.41	10.97	11.51	14.97	319.3	1.53	12.34	4.14	39.7	266	20.2	18.8	16.2	0.0	2,041
First Financial Bankshares, Inc.	FFIN	6,930	61.3	0.44	10.57	10.60	18.72	89.7	1.58	12.38	4.04	49.2	370	25.1	23.8	21.9	1.9	2,658
Farmers & Merchants Bank of Long Beach	FMBL	6,834	69.0	0.11	13.58	13.72	20.81	230.6	1.12	8.18	3.42	61.2	104	13.2	NA	NA	1.2	969
Beneficial Bancorp, Inc.	BNCL	5,862	96.1	0.26	15.07	16.18	23.03	167.3	0.51	2.82	3.06	71.6	142	NM	NM	NM	1.5	1,213
1st Source Corporation	SRCE	5,502	97.6	0.50	11.11	12.39	15.18	54.0	1.11	8.95	3.44	62.5	208	20.9	19.4	17.2	1.6	1,253

	High	14,961	136.7	2.14	15.07	16.18	31.4	349.0	1.58	12.38	4.22	82.7	370	27.1	23.8	21.9	2.6	3,174
	Low	5,502	61.3	0.11	10.01	10.30	12.62	15.5	0.51	2.82	1.75	39.7	104	13.1	14.4	12.7	0.0	969
	Mean	9,920	89.1	0.65	11.63	12.13	17.57	197.9	1.16	8.84	3.47	55.1	205	19.7	18.9	16.7	1.5	2,208
	Median	9,544	91.6	0.50	10.94	11.78	16.625	199.3	1.15	8.61	3.45	53.7	193	20.2	18.9	16.3	1.7	2,204

(1)	Nonperforming assets defined as nonaccrual and renegotiated loans and leases, and real estate owned
(2)	Financial data as of December 31, 2016 for East West Bancorp. Inc., First Citizens BancShares, Inc., F.N.B. Corporation, BankUnited, Inc., Webster Financial Corporation, Hancock Holding Company, Commerce Bancshares, Inc. and First Horizon National Corp.
(3)	Financial data as of December 31, 2016 for First Citizens BancShares, Inc.
(4)	Financial data as of December 31, 2016 for Webster Financial Corporation
(5)	Financial data as of December 31, 2016 for Commerce Bancshares, Inc.
(6)	CRE defined as total non-owner-occupied CRE loans (including construction, land and development loans), as defined in the 2006 Federal Reserve guidance; most recent regulatory data available used
(7)	Financial data as of December 31, 2016 for First Citizens BancShares, Inc.
(8)	Multiples based on publicly available mean analyst earnings per share estimates to the extent publicly available

The following disclosure is hereby added at the end of page 74 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor":
The individual multiples and financial benchmarking metrics for the companies in the First Horizon Comparable Company Analysis are as set forth below:
First Horizon Comparable Company Analysis
Financial data as of March 31, 2017 unless otherwise noted
Pricing data as of May 2, 2017
		Balance Sheet			Capital Position				LTM Profitability				Valuation
													Price/
Company	Ticker	Total Assets ($mm)	Loans/ Deposits (%)	NPAs(1)/ Total Assets (%)(2)	TCE/ TA (%)(3)	Leverage Ratio (%)(4)	Total: RBC Ratio (%)(5)	CRE/ Total RBC (%)(6)	ROAA (%)	ROAE (%)	Net Interest Margins (%)	Efficiency Ratio (%)	Tang. Book Value (%)(7)	(LTM EPS (x)	2017 Est. EPS (x)(8)	2018 Est. EPS (x)(8)	Current Dividend Yield (%)	Market Value ($mm)
East West Bancorp, Inc.	EWBC	35,342	86.6	0.61	8.81	9.00	12.60	258.1	1.46	14.60	3.30	50.4	259	16.2	15.0	14.5	1.5	7,919
First Citizens BancShares, Inc.	FCNCA	34,018	75.5	0.75	8.55	9.15	13.99	96.5	0.73	7.93	3.15	72.9	149	17.3	NA	NA	0.3	4,136
BOK Financial Corporation	BOKF	32,629	75.3	0.74	8.88	8.89	13.26	159.3	0.86	8.36	2.66	68.6	191	19.7	16.0	15.2	2.1	5,463
Synovus Financial Corp.	SNV	30,680	96.6	1.17	9.04	9.13	12.09	269.7	0.89	9.07	3.27	61.3	186	20.4	17.6	15.5	1.4	5,156
Cullen/Frost Bankers, Inc.	CFR	30,525	46.6	0.39	7.67	8.34	15.62	138.8	1.09	10.39	3.54	57.3	260	19.0	17.6	16.1	2.4	5,972
F.N.B. Corporation	FNB	30,191	94.6	0.62	6.80	9.62	12.00	175.7	0.76	6.28	3.36	55.6	243	19.0	14.5	12.5	3.4	4,598
Associated Banc-Corp	ASB	29,110	92.3	1.22	7.10	8.05	13.05	201.8	0.74	6.88	2.80	63.9	193	18.7	17.3	15.6	1.9	3,823
BankUnited, Inc.	BKU	27,989	97.7	0.50	8.80	8.70	12.60	315.3	0.87	9.70	3.70	58.7	154	16.4	15.0	13.0	2.4	3,769
Webster Financial Corporation	WBS	26,003	84.5	1.10	7.34	8.13	12.93	153.1	0.86	8.74	3.15	62.5	251	22.2	20.7	18.1	2.0	4,689
Wintrust Financial Corporation	WTFC	25,779	92.0	0.55	7.89	9.30	12.10	161.0	0.87	8.20	3.27	63.9	187	18.9	17.5	15.5	0.8	3,943
Hancock Holding Company	HBHC	25,485	91.4	1.57	7.94	8.79	12.00	117.4	0.82	7.66	3.27	61.9	208	20.2	17.4	14.6	2.0	4,074
Commerce Bancshares, Inc.	CBSH	25,308	64.3	0.25	9.03	9.56	13.32	92.2	1.14	11.20	3.08	60.5	248	20.7	19.5	18.2	1.6	5,625

	High	35,342	97.7	1.57	9.04	9.62	15.62	315.3	1.46	14.60	3.70	72.9	260	22.2	20.7	18.2	3.4	7,919
	Low	25,308	46.6	0.25	6.80	8.05	12.00	92.2	0.73	6.28	2.66	50.4	149	16.2	14.5	12.5	0.3	3,769
	Mean	29,422	83.1	0.79	8.15	8.89	12.96	178.2	0.93	9.08	3.21	61.5	211	19.1	17.1	15.4	1.8	4,931
	Median	29,650	89.0	0.68	8.25	8.945	12.77	160.1	0.86	8.55	3.27	61.6	200	19.0	17.4	15.5	2.0	4,643

(1)	Nonperforming assets defined as nonaccrual and renegotiated loans and leases, and real estate owned
(2)	Financial data as of December 31, 2016 for East West Bancorp. Inc., First Citizens BancShares, Inc., F.N.B. Corporation, BankUnited, Inc., Webster Financial Corporation, Hancock Holding Company, Commerce Bancshares, Inc. and First Horizon National Corp.
(3)	Financial data as of December 31, 2016 for First Citizens BancShares, Inc.
(4)	Financial data as of December 31, 2016 for Webster Financial Corporation
(5)	Financial data as of December 31, 2016 for Commerce Bancshares, Inc.
(6)	CRE defined as total non-owner-occupied CRE loans (including construction, land and development loans), as defined in the 2006 Federal Reserve guidance; most recent regulatory data available used
(7)	Financial data as of December 31, 2016 for First Citizens BancShares, Inc.

The following disclosure is hereby added immediately prior to the last paragraph on page 75 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor":
The individual multiples and financial metrics for the Selected Merger Transactions are as set forth below:
				Transaction Price /
Buyer	Target	Announcement Date	Transaction Value ($mm)	LTM EPS (x)(1)	Est. EPS (x)(1)	TBV / Share (%)	Core Deposit Premium (%)	1-Day Market Premium (%)
Sterling Bancorp	Astoria Financial Corp.	3/7/2017	2,306.7	NM	NM	159	10.8	19.1
IBERIABANK Corp.	Sabadell United Bank N.A.	2/28/2017	1,028.0	21.2	NA	196	13.2	NA
Pinnacle Financial Partners	BNC Bancorp	1/22/2017	1,760.6	23.8	18.3	270	22.7	-0.2
F.N.B. Corp.	Yadkin Financial Corporation	7/21/2016	1,476.1	22.2	21.1	232	18.9	9.7
Canadian Imperial Bank of Comm	PrivateBancorp Inc.	6/29/2016	4,957.7	23.7	20.6	267	22.4	8.4
Chemical Financial Corp.	Talmer Bancorp Inc.	1/26/2016	1,086.1	20.7	13.1	153	9.6	0.7
BB&T Corp.	National Penn Bancshares Inc.	8/17/2015	1,815.2	17.7	16.8	219	15.4	18.2
BB&T Corp.	Susquehanna Bancshares Inc.	11/12/2014	2,500.9	16.6	17.4	172	8.9	NA
CIT Group Inc.	IMB HoldCo LLC	7/22/2014	3,369.1	13.7	NA	102	0.8	NA
First Citizens BancShares Inc.	First Citizens Bancorp.	6/10/2014	644.7	14.2	NA	118	1.5	40.4

	High		4,957.7	23.8	21.1	270	22.7	40.4
	Low		644.7	13.7	13.1	102	0.8	-0.2
	Mean		2,094.5	19.3	17.9	189	12.4	13.8
	Median		1,787.9	20.7	17.9	184	12.0	9.7

(1)	Excluded the multiples of Sterling Bancorp's acquisition of Astoria Financial Corp. as not meaningful

The disclosure in the last paragraph on page 75 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor" is hereby amended and restated to read:
Net Present Value Analyses. Sandler O'Neill performed an analysis that estimated the net present value per share of Capital Bank Financial common stock, assuming Capital Bank Financial performed in accordance with publicly available mean analyst earnings estimates for Capital Bank Financial for the years ending December 31, 2017 and December 31, 2018 of $1.91 and $2.22, respectively, and an annual earnings per share growth rate of 10% thereafter based on publicly available mean analyst estimated long-term annual earnings per share growth rates, as well as dividend assumptions for Capital Bank Financial, as provided by the senior management of Capital Bank Financial, of $0.50 for the year ending December 31, 2017, $0.57 for the year ending December 31, 2018, $0.63 for the year ending December 31, 2019, $0.69 for the year ending December 31, 2020 and $0.76 for the year ending December 31, 2021.  To approximate the terminal value of Capital Bank Financial common stock at December 31, 2021, Sandler O'Neill applied price to 2021 earnings multiples ranging from 18.0x to 22.0x and multiples of December 31, 2021 tangible book value ranging from 180% to 220%. The terminal values were then discounted to present values using different discount rates ranging from 8.0% to 13.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Capital Bank Financial common stock. Sandler O'Neill utilized the equity build-up method to calculate the appropriate discount rate for Capital Bank Financial common stock. As detailed in the following table, which sets forth the calculation of the 10.00% discount rate utilized by Sandler O'Neill in certain of its net present value analyses, the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.
Risk free rate 2.29%
Equity risk premium                   5.80%
Size Premium                      1.00%
Industry Premium                                                                       0.91%
Discount Rate                   10.00%

The risk free rate is represented as the yield on the 10-year U.S. Treasury note as of May 2, 2017. The equity risk premium, size premium and industry premium were sourced from the Duff & Phelps 2016 Valuation Handbook.  As illustrated in the following tables, the analysis indicated an imputed range of values per share of Capital Bank Financial common stock of $31.83 to $47.46 when applying multiples of earnings and $31.99 to $47.67 when applying multiples of tangible book value.
The disclosure in the last paragraph on page 76 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor" is hereby amended and restated to read:
Sandler O'Neill also performed an analysis that estimated the net present value per share of First Horizon common stock, assuming that First Horizon performed in accordance with publicly available mean analyst earnings per share estimates for First Horizon for the years ending December 31, 2017 and December 31, 2018 of $1.11 and $1.30, respectively, as provided by the senior management of First Horizon, and a publicly available mean analyst estimated long-term annual earnings per share growth rate for First Horizon of 7%, as directed by the senior management of Capital Bank Financial.  To approximate the terminal value of First Horizon common stock at December 31, 2021, Sandler O'Neill applied price to 2021 earnings multiples ranging from 17.0x to 21.0x and multiples of December 31, 2021 tangible book value ranging from 190% to 230%. The terminal values were then discounted to present values using different discount rates ranging from 8.0% to 13.0%, which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of First Horizon common stock. Sandler O'Neill utilized the equity build-up method to calculate the appropriate discount rate for First Horizon common stock. As detailed in the following table, which sets forth the calculation of the 10.00% discount rate utilized by Sandler O'Neill in certain of its net present value analyses, the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk free rate 2.29%
Equity risk premium                   5.80%
Size Premium 1.00%
Industry Premium                                                                        0.91%
Discount Rate                                                                            10.00%

The risk free rate is represented as the yield on the 10-year U.S. Treasury note as of May 2, 2017. The equity risk premium, size premium and industry premium were sourced from the Duff & Phelps 2016 Valuation Handbook.  As illustrated in the following tables, the analysis indicated an imputed range of values per share of First Horizon common stock of $16.41 to $24.64 when applying earnings multiples and $16.10 to $23.71 when applying multiples of tangible book value.
The disclosure in the first sentence of the last paragraph on page 77 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor" is hereby amended and restated to read:
    Pro Forma Merger Analysis. Sandler O'Neill analyzed certain potential pro forma effects of the merger, assuming the merger closes at the end of the fourth calendar quarter of 2017. In performing this analysis, Sandler O'Neill utilized the following information and assumptions: (i) publicly available mean analyst earnings estimates for Capital Bank Financial for the years ending December 31, 2017 and December 31, 2018 of $1.91 and $2.22, respectively, and an annual earnings per share growth rate of 10% thereafter based on publicly available mean analyst estimated long-term annual earnings per share growth rates, as well as dividend assumptions for Capital Bank Financial, as provided by the senior management of Capital Bank Financial, of $0.50 for the year ending December 31, 2017, $0.57 for the year ending December 31, 2018, $0.63 for the year ending December 31, 2019, $0.69 for the year ending December 31, 2020 and $0.76 for the year ending December 31, 2021; (ii) publicly available mean analyst earnings per share estimates for First Horizon for the years ending December 31, 2017 and December 31, 2018 of $1.11 and $1.30, respectively, as provided by the senior management of First Horizon, and a publicly available mean analyst estimated long-term annual earnings per share growth rate for First Horizon of 7%, as directed by the senior management of Capital Bank Financial; and (iii) certain assumptions relating to purchase accounting adjustments including a $115.3 million gross credit mark on loans, a $30.2 million rate mark down on loans and a core deposit intangible of 1.50% ($107 million) on core deposits, amortized over 10 years, sum-of-the-years digits, cost savings of approximate 32% of Capital Bank Financial's estimated 2017 noninterest expense based on publicly available mean analyst estimate, and transaction expenses of approximately $121 million pre-tax, as provided by the senior management of First Horizon.
The disclosure in the first full sentence on page 78 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Capital Bank Financial's Financial Advisor – Pro Forma Merger Analysis" is hereby amended and restated to read:
The analysis indicated that the merger could be accretive to First Horizon's earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2018, December 31, 2019 and December 31, 2020 by 5.6%, 7.9% and 8.5%, respectively, and dilutive to First Horizon's estimated tangible book value per share at closing by 10.1% and at December 31, 2018, December 31, 2019 and December 31, 2020 by 8.7%, 6.4% and 4.4%, respectively.

*  *  *
Important Other Information

In connection with the proposed transaction, First Horizon has filed with the SEC a Registration Statement on Form S-4 (No. 333-219052), which was declared effective on July 28, 2017 and the Joint Proxy Statement/Prospectus dated July 28, 2017, as well as other relevant documents concerning the proposed transaction.  The proposed transaction involving First Horizon and Capital Bank Financial will be submitted to First Horizon's shareholders and Capital Bank Financial's stockholders for their consideration. SHAREHOLDERS OF FIRST HORIZON AND CAPITAL BANK FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about First Horizon and Capital Bank Financial, without charge, at the SEC's website (http://www.sec.gov). Copies of the Joint Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference in the Joint Proxy Statement/Prospectus can also be obtained, without charge, by directing a request to Clyde A. Billings, Jr., First Horizon National Corporation, 165 Madison, 13th Floor, Memphis, TN 38103, telephone 901.523.5679, or Capital Bank Financial Corp., Attention: Secretary, 4725 Piedmont Row Drive, Suite 110, Charlotte, NC 28210.

Participants in the Solicitation

First Horizon, Capital Bank Financial, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding First Horizon's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 13, 2017, and certain of its Current Reports on Form 8-K. Information regarding Capital Bank Financial's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 28, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Bank Financial Corp.

Date: August 23, 2017	By:	/s/ Vince Lichtenberger
Name: Vince Lichtenberger
Title: Executive Vice President, General Counsel & Secretary